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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into Startec Global Communications Corporation's previously filed Registration Statement on Form S-8, File No. 333-44317 and Registration Statement on Form S-3, File Nos. 333-93631, 333-78171 and 333-64465.

                                          ARTHUR ANDERSEN LLP

Vienna, Virginia
March 23, 2000